White Mountains Insurance Group, Ltd. Annual Investor Meeting June 10, 2014 Exhibit 99.1

2 Forward-Looking Statements This presentation contains, and management may make, certain statements that are not historical facts but that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which White Mountains expects or anticipates will or may occur in the future are forward-looking statements. Please see our discussion on page 108 of our 2013 report on Form 10-K and on page 75 of OneBeacon’s 2013 report on Form 10-K for a more detailed discussion of the types of expressions that may identify forward-looking statements. Such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations, including those reflected in our forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s and OneBeacon’s 2013 reports on Form 10-K; (ii) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods, fires, terrorist attacks or severe winter weather; (iii) the continued availability of capital and financing; (iv) general economic, market or business conditions; (v) business opportunities (or lack thereof) that may be presented to us and pursued; (vi) competitive forces, including the conduct of other property and casualty insurers and reinsurers; (vii) changes in domestic or foreign laws or regulations, or their interpretation, applicable to us, our competitors or our clients; (viii) an economic downturn or other economic conditions adversely affecting our financial position; (ix) recorded loss reserves subsequently proving to have been inadequate; (x) actions taken by rating agencies from time to time, such as financial strength or credit ratings downgrades or placing ratings on negative watch; and (xi) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, they will have the expected consequences to, or effects on our business or operations. Our forward-looking statements speak only as of the date of this presentation and we assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use the following non-GAAP financial measures: (i) Adjusted Book Value Per Share (ABVPS); (ii) Sirius Group’s Adjusted Book Value (ABV); (iii) Symetra’s Operating ROE; (iv) Equity Exposure; (v) Investments Adjusted Shareholders’ Equity; (vi) Total Return; (vii) Fixed Income Total Return; (viii) Equity Total Return; and (ix) Adjusted Shareholders’ Equity. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

3 White Mountains Annual Investor Meeting Ray Barrette:  Introduction and Highlights  Allocation of Capital  HG Global/BAM Allan Waters:  Sirius Group Manning Rountree:  Insurance Services  Investments David Foy:  Share Repurchases  Capital Ray Barrette:  Final Comments and Q&A

WTM - Solid Performance in 2013 and So Far in 2014 4 2013 1Q14 White Mountains Growth in ABVPS 9.5% 2.2% Investments Total Return 5.2% 1.3% OneBeacon Growth in BVPS 17.3% 4.2% Combined ratio 92.4% 88.8% Sirius Group Growth in ABV 11.3% 3.8% Combined ratio 82.1% 73.3%

WTM - Solid Performance in 2013 and So Far in 2014  HG Global/BAM executed well in tough environment:  Cumulative par insured = $6 billion at 1Q14 (700 members)  54% market share of insured deals in 1Q14 (48% of par insured)  Strong trading value  Insurance Services Businesses:  Insurance marketing/technology investments around the world  Low capital/high potential opportunities  Symetra had a good year with 9% Operating ROE; good start to 2014  Undeployed capital of about $1 billion/low leverage  Focused on closing sale of OneBeacon runoff 5

WTM – Allocation of Equity Capital ($ in billions) 6 Sirius Group, excluding Symetra 1.2$ OneBeacon 0.9 HG Global/BAM 0.6 Symetra 0.4 Insurance Services 0.1 Parent/Other 0.9 4.0$

WTM – Our Track Record 7 Since WTM (growth including dividends) 1-year 3-year 5-year 7-year 10-year IPO White Mountains - ABVPS 10% 14% 13% 7% 9% 15% S&P 500 32% 16% 18% 6% 7% 11% Berkshire Hathaway - BVPS 18% 12% 14% 10% 10% 17% Return Period Ended December 31, 2013

HG Global/BAM 8

HG Global/BAM – Great Execution in a Tough Environment 2012-2013:  Funded HG Global/BAM in July 2012  BAM is the leader in its target market:  Strong team, systems and risk management  Licensed in all 50 states and DC  Significant market position with broad range of dealers/issuers 1Q14:  Cumulative $6 billion par insured (700 members)  54% of insured transactions/48% of par insured  Strong trading value  Pricing below target  Surplus note interest converted to variable rate 2Q14:  Significant price deterioration 9

HG Global/BAM – Market Deterioration since 2012  Lower new issue volume:  $350B $275B  Tighter spreads on low interest rates  Low but improving insured penetration  Severe price competition 10

PRIVATE CAPITAL MUTUAL CAPITAL Time HG Global/BAM - The Capital Advantage 11 4-6% RoC (5-7% S&P RAP) WTM economics derived from:  Interest on surplus notes  Repayment of surplus notes  Reinsurance premiums and float  Long-term franchise value 2-4% RoC 10-15% RoC Surplus Note Repayment

HG Global/BAM – Pricing  Competition limits the share of available market spreads captured by bond insurers  Expect “Capture %” to increase when volume and interest rates increase: 12 1Q14 Credit spread 15 bps 15 bps 22 bps Capture % 37% 50% 50% Annual cost 5.6 bps 7.5 bps 11.0 bps Upfront premium 0.75% 1.00% 1.47% S&P RAP 3.5% ~5% ~7% Sensitivities

HG Global/BAM – Secondary Market Opportunity  Secondary market trades demonstrate that BAM adds significantly more value than it currently captures in the primary market:  15-30 bps for “A” rated bonds versus uninsured  25-40 bps for “BBB” rated bonds versus uninsured  Secondary market offers better insurance pricing: 2013 – 6.4% vs. 3.2% RAP 1Q14 – 7.1% vs. 3.5% RAP  Secondary premium as a % of total: 2013 – 16% 1Q14 – 24%  Increasing BAM’s market liquidity, name recognition and secondary market trading activity is key to improving trading value in the primary market 13

HG Global/BAM -–- BUILT TO LAST  Current environment:  Credit quality is on target  Market share is high  Pricing is below target  Competition is severe  Drivers of further success are:  Higher interest rates (“magic” 5% muni rate at retail)  Higher new issue volume  Better insured penetration  Pricing discipline among insurance competitors BAM’s CLEAN BALANCE SHEET NO DETROIT OR PUERTO RICO WILL WIN OVER TIME BETTER CAPITAL STRUCTURE LOWER LEVERAGE 14

Sirius Group 15

16 Sirius Group – Strong Current Results 2013:  ABV grew 11.3%, including dividends  82% combined ratio:  $85 million (10 pts) of catastrophe losses  5% decline in gross written premiums to $1.1 billion:  19% reduction in A&H writings to $271 million  4% increase in property premiums to $637 million  $15 million of after-tax gains from WM Solutions 1Q14:  ABV grew 3.8%  73% combined ratio:  No significant catastrophes or large losses  Premiums flat in an increasingly competitive environment:  Gross A&H writings up 14%; property premiums flat  Transition in Sirius International leadership – Göran Monica

17 Sirius Group – Long-Term Improvement

18 Sirius International - Göran Thorstensson’s Record Legend: Notes: * Excludes reinsurance with affiliates. Includes Sirius America from 2012 forward. ** Per S&P. 60% 70% 80% 90% 100% 110% 120% 130% 60% 70% 80% 90% 100% 110% 120% 130% 1993 1998 2003 2008 2013 Co mb in ed R ati o Sirius International * Reinsurance Industry ** Sirius Int'l * 2004-13 Avg. Reins. Industry ** 2004-13 Avg.

 Focus on local and regional companies:  Over 5,000 treaties and over 3,800 direct/facultative  Long-term partnerships with clients: 19 Sirius Group – Why We Are Different ($ in millions) 20 years or more 350$ 31% 10-20 years 322 29% Less than 10 years 448 40% Total 1,120$ 100% 2013 Gross Premium

20 Sirius Group - 2014 Outlook  Increasing competition across most territories and lines:  Growing excess capacity – traditional & capital markets  Sirius Group’s book is well-positioned relative to peers  Maintaining underwriting discipline  All writings remain adequately priced or better  Perception of long-term property price change > true price change  Expecting significant growth in A&H this year:  Further strengthening deep-rooted partnerships  Expecting final Lloyd’s managing agency approval today

Insurance Services 21

Insurance Services – A Growing Focus  Pivot from “traditional” balance sheet transactions  Focus on new / emerging areas:  Low capital  High potential  Thematic investments:  Price comparison  Insurance technology  Specialization  Global reach  Progress to date:  8 deals  $150 million capital committed  More to come 22

Insurance Services - Deals to Date 23 Theme Investment Domicile Commitment ($ in millions) 1. Global Price Comparison: Inspop/CompareNow United States $20 TaCerto Brazil 3 Wobi Israel 8 2. Insurance Technology: QuoteLab United States 36 PassportCard Israel/International 21 Valen United States 2 3. Specialization: Star & Shield United States 33 Enlightenment United States 25

QuoteLab – A Game Changing Solution  Advertising technology business, with focus on insurance:  Auto  Life & health  Expansion to new verticals  WTM acquired 60% interest in March:  Paid cash plus an earn-out tied to gross profit  Founders retain 40% interest  “MediaAlpha Exchange” => superior platform for buying & selling leads  Small team (3 founders; 9 employees)  Strong growth; positive free cash flow; low/no capital requirement 24

Wobi – A Local Market Breakthrough  Israeli price comparison / online agency business:  Auto  Homeowners, travel, mortgage  Small but attractive market:  4 million cars / $4 billion in addressable premiums  High internet penetration & propensity to shop  High premium levels & commission rates  Concentrated carrier market / fragmented broker market  Concentrated media market  WTM acquired 61% interest in February (common stock & preferred):  CEO and one local institutional investor retain 39% interest  Strong response to advertising campaign => new policy sales up 5x since February  Wobi “game plan” is replicable => pursuing similar transactions around the world 25

Investments 26

WTM Approach to Investments  Invest for total return  Policyholder funds invested conservatively:  Fixed income portfolio is short, safe and sound  Shareholder funds invested more aggressively:  Equity Exposure is 47% of Adjusted Shareholders’ Equity at 1Q14  Generally value-oriented  Includes common stocks, convertibles, high-yield bonds, alternatives, affiliates  Non-USD exposures at Sirius Group managed carefully:  Assets and liabilities matched by currency  Sirius Group’s capital invested “neutrally”  Current lean toward USD, SEK 27

28 Good Long-Term Track Record 1Q14 1-year 5-year 13-year fixed income, ex currency 0.8% 0.6% 3.9% 4.6% equity, ex currency 2.7% 19.6% 9.9% 9.2% currency 0.0% -0.1% 0.4% 0.1% total portfolio 1.3% 5.2% 5.6% 5.5% benchmarks: Barclays Intermediate U.S. Aggregate barclays intermediate aggregate 1.2% -1.0% 4.2% 5.0% S&P 500 s&p 5 0 1.8% 32.4% 17.9% 4.6% 10-Year CMT +150 BPS BAML 10Y US treasury 3.4% -7.8% 1.8% 5.0% Conventional Wisdom (85% of Barclays Aggregate + 15% S&P) conventional wisdom 1.9% 2.6% 6.5% 5.3% Total Return (periods ending 12/31/13)

[1] Defined as common shareholders' equity excluding equity in net urg(l) on Symetra's fixed maturity portfolio plus OneBeacon & HG Global non-controlling interests. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009 2010 2011 2012 2013 1Q14 Equity Exposure and Mix ($ in billions) Affiliated investments Alternative investments Convertible bonds & preferred stocks Common stocks, reits & high yield Equity exposure as % of adjusted shareholders' equity $1.4 $1.6 $1.5 $1.9 $2.0 $2.0 ` Equity Exposure at Comfortable Levels 29 2013 Return [1] 27.9% 8.3% 8.8% 15.3%

Fixed Income Playbook for 2014  We face an asymmetric market landscape:  Low rates  Tight spreads  More downside than upside  We are positioned for this market:  Short duration (2.0 – 2.5 years)  High credit quality (AA- weighted average)  Corporate debt focus (roughly 35% of the bond portfolio)  Ample liquidity  Playbook going forward:  More of the same => stay patient  Buy and sell on volatility  Rotate sectors on relative value  Dollar cost average on rising rates 30

Capital 31

Share Repurchases (2007-2013)  Repurchased 4.9 million shares (45% of the Company) for $2.2 billion at an average of $458 per share (71% of 2013 ABVPS) 32 Beginning Shares $ Average Shares O/S (000) millions per share millions 2007 291 145$ 499$ 10.8 2008 1,765 851 482 10.6 2009 - - - 8.8 2010 688 226 328 8.9 2011 647 253 391 8.2 2012 1,330 669 503 7.6 2013 142 80 564 6.3 Total 4,861 2,224$ 458 Repurchases

33 Consolidated Capitalization ($ in millions) 2012 2013 1Q14 Debt 751$ 676$ 678$ Non-controlling interest - SIG preference shares 250 250 250 Non-controlling interest - OneBeacon 251 274 279 Non-controlling interest - HG Global 17 17 18 Adjusted shareholders' equity 3,674 3,946 4,018 Total adjusted capital 4,943$ 5,163$ 5,243$ Debt to total adjusted capital 15% 13% 13% Debt and preferred to total adjusted capital 20% 18% 18%

34 What to Expect  Growth in adjusted book value per share  Commitment to our operating principles:  Underwriting comes first  Maintain a disciplined balance sheet  Invest for total return  Think like owners  Capital management  Opportunistic approach to the business

35 Wise Words... Benjamin Graham “In the short run, the market is a voting machine, but in the long run it is a weighing machine.” Benjamin Graham

Q&A 36

Appendix 37

Non-GAAP Measure: WTM Adjusted Book Value per Share (ABVPS) 38 White Mountains Insurance Group, Ltd. Reconciliation of GAAP book value per share to adjusted book value per share ($ in millions, except per share amounts; shares in thousands) Numerator 2012 2013 1Q14 GAAP common shareholders' equity (GAAP book value per share numerator) $ 3,732 $ 3,906 $ 4,015 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio, net of applicable taxes (58) 40 4 adjusted book value per share numerator $ 3,674 $ 3,946 $ 4,018 Denominator common shares outstanding (GAAP book value per share denominator) 6,291 6,177 6,174 unearned restricted shares (39) (33) (46) adjusted book value per share denominator 6,252 6,144 6,129 GAAP book value per share (BVPS) $ 593 $ 632 $ 650 adjusted book value per share (ABVPS) $ 588 $ 642 $ 656 growth in GAAP BVPS, including dividends [1] 6.8% 3.0% growth in ABVPS, including dividends [1] 9.5% 2.2% [1] White Mountains declared $1.00 per share dividend in the first quarter of each period shown.

Non-GAAP Measure: Sirius Group’s Adjusted Book Value (ABV) 39 White Mountains Insurance Group, Ltd. Reconciliation of Sirius Group's GAAP book value to adjusted book value ($ in millions) 2012 2013 1Q14 GAAP common shareholder's equity $ 1,713 $ 1,627 $ 1,721 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio, net of applicable taxes (58) 36 5 adjusted book value $ 1,655 $ 1,663 $ 1,726 growth in GAAP BV, including dividends [1] 5.2% 5.8% growth in ABV, including dividends [1] 11.3% 3.8% [1] Sirius Group declared $175 million of dividends in 2013; no dividends were declared in 1Q14.

Non-GAAP Measure: Symetra’s Operating ROE 40 White Mountains Insurance Group, Ltd. Reconciliation of Symetra's GAAP ROE to operating ROE ($ in millions) 2013 GAAP net income $ 221 certain net realized gains (20) adjusted operating income $ 201 GAAP average common shareholders' equity $ 3,246 less: average AOCI (952) average adjusted book value $ 2,294 GAAP ROE 7% operating ROE 9%

Non-GAAP Measure: Equity Exposure and Investments Adjusted Shareholders’ Equity 41 White Mountains Insurance Group, Ltd. Reconciliation of GAAP equity investments to equity exposure ($ in millions) 2009 2010 2011 2012 2013 1Q14 GAAP common, convertible and alternative investments $ 1,033 $ 1,246 $ 1,200 $ 1,451 $ 1,526 $ 1,551 GAAP investments in unconsolidated affiliates 345 390 275 388 321 373 Total GAAP equity investments 1,378 1,636 1,475 1,839 1,848 1,924 OneBeacon pension equity investments 112 131 127 128 150 155 unwind consolidation of certain limited partnerships (29) (67) (48) (50) (53) (66) investment reclassifications & valuations (31) (12) (5) (7) (12) (11) affiliate investment adjustments 9 (64) - (56) 66 26 equity exposure $ 1,439 $ 1,624 $ 1,549 $ 1,854 $ 1,998 $ 2,028 GAAP common shareholders' equity $ 4,015 equity in net unrealized losses from Symetra's fixed maturity portfolio, net of applicable taxes 4 adjusted shareholders' equity $ 4,018 non-controlling interest - OneBeacon 279 non-controlling interest - HG Global 18 investments adjusted shareholders' equity $ 4,316 equity exposure as % of investments adjusted shareholders' equity 47%

Non-GAAP Measure: 1Q14 Total Return, Fixed Income Total Return and Equity Total Return

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP investment returns to total return, fixed income total return and equity total return

Investment Return Reconciliation - 1Q14

	GAAP Return	Adjusting Items	Total Return	Total Return ex-currency
fixed income total return	0.8%	0.0% [1]	0.8%	0.8%
equity total return	2.4%	0.3% [2]	2.7%	2.7%
total return	1.1%	0.2%	1.3%	1.3%

[1] Difference primarily attributable to consolidation under GAAP of fixed income investments held by HG Global and BAM, exclusion of interest earned on funds held by ceding companies, the inclusion of OneBeacon's pension plan fixed income investments, and the impact of time value weighting of capital flows.

[2] Difference primarily attributable to consolidation under GAAP of investments held by certain limited parterships, the inclusion of OneBeacon's pension plan equity investments, the inclusion of Symetra common stock, and the impact of time value weighting of capital flows.

White Mountains

42

Non-GAAP Measure: 2013 Total Return, Fixed Income Total Return and Equity Total Return 43 White Mountains Insurance Group, Ltd. Reconciliation of GAAP investment returns to total return, fixed income total return and equity total return Investment Return Reconciliation - 2013 Total GAAP Adjusting Total Return Return Items Return ex-currency fixed income total return 0.4% 0.1% [1] 0.5% 0.6% equity total return 18.9% 0.5% [2] 19.4% 19.6% total return 4.1% 1.1% 5.2% 5.3% [1] Difference primarily attributable to consolidation under GAAP of fixed income investments held by HG Global and BAM, exclusion of interest earned on funds held by ceding companies, the inclusion of OneBeacon's pension plan fixed income investments, and the impact of time value weighting of capital flows. [2] Difference primarily attributable to consolidation under GAAP of investments held by certain limited parterships, the inclusion of OneBeacon's pension plan equity investments, the inclusion of Symetra common stock, and the impact of time value weighting of capital flows.

Non-GAAP Measure: 5-Year and 13-Year Periods Total Return, Fixed Income Total Return and Equity Total Return

White Mountains Insurance Group, Ltd.

Reconciliation of GAAP investment returns over 5-year and 13-year periods to total return, fixed income total return and equity total return

Total	GAAP Return	Adjusting Items [1]	Total Return
5-year	5.2%	0.4%	5.6%
13-year	5.1%	0.4%	5.5%

Fixed Income	GAAP Return	Adjusting Items [1]	Fixed Income Total Return
5-year	4.1%	-0.2%	3.9%
13-year	4.6%	0.0%	4.6%

Equity	GAAP Return	Adjusting Items [1]	Equity Total Return
5-year	10.3%	-0.4%	9.9%
13-year	8.0%	1.2%	9.2%

[1] Difference primarily attributable to the (i) inclusion of investment results of OneBeacon's pension plan and certain investments that under GAAP are accounted for as investments in unconsolidated affiliates, (ii) exclusion of investment results of reciprocal insurance exchanges, HG Global and BAM, (iii) impact of consolidation of certain entities consolidated under GAAP, (iv) inclusion of investment income resulting from interest credited on funds withheld by ceding companies, and (v) impact of time value weighting of capital flows and certain intra-portfolio reclassifications when calculating investment returns.

White Mountains

44

Non-GAAP Measure: Adjusted Shareholders’ Equity 45 White Mountains Insurance Group, Ltd. Reconciliation of GAAP common shareholders' equity to adjusted shareholders' equity ($ in millions) 2012 2013 1Q14 GAAP common shareholders' equity $ 3,732 $ 3,906 $ 4,015 equity in net unrealized (gains) losses from Symetra's fixed maturity portfolio, net of applicable taxes (58) 40 4 adjusted shareholders' equity $ 3,674 $ 3,946 $ 4,018